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EXHIBIT 23.1

CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 9, 2001, relating to the consolidated financial statements which appear in AeroGen, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.

                      /s/ PricewaterhouseCoopers LLP

San Jose, California
July 20, 2001

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  EXHIBIT 23.1
CONSENT OF INDEPENDENT ACCOUNTANTS